Exhibit 99.4

Investor Presentation February 2021 B A B CO CK & W I L C O X E N T E R PR I S E S , I N C. 1 © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

Safe Harbor Statement B A B CO CK & W I L C O X E N T E R PR I S E S , I N C. 2 © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. B&W Enterprises cautions that this presentation contains forward-looking statements, including, without limitation, statements relating to adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the impact of COVID-19 on us and the capital markets and global economic climate generally; our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our credit agreement as amended and restated (the "A&R" Credit Agreement"); our ability to obtain waivers of required pension contributions; the highly competitive nature of our businesses and our ability to win work, including identified project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated savings and operational benefits from our restructuring plans, and other cost-savings initiatives; our ability to successfully address productivity and schedule issues in our B&W Renewable and B&W Environmental segments, including the ability to complete our B&W Renewable's European EPC projects and B&W Environmental's U.S. loss projects within the expected time frame and the estimated costs; our ability to successfully partner with third parties to win and execute contracts within our B&W Environmental and B&W Renewable segments; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our ability to maintain operational support for our information systems against service outages and data corruption, as well as protection against cyber-based network security breaches and theft of data; our ability to protect our intellectual property and renew licenses to use intellectual property of third parties; our use of the percentage-of-completion method of accounting to recognize revenue over time; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; changes in, or our failure or inability to comply with, laws and government regulations; actual or anticipated changes in governmental regulation, including trade and tariff policies; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in, and liabilities relating to, existing or future environmental regulatory matters; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; potential violations of the Foreign Corrupt Practices Act; our ability to successfully compete with current and future competitors; the loss of key personnel and the continued availability of qualified personnel; our ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with our retirement benefit programs; social, political, competitive and economic situations in foreign countries where we do business or seek new business; the possibilities of war, other armed conflicts or terrorist attacks; the willingness of customers and suppliers to continue to do business with us on reasonable terms and conditions; our ability to successfully consummate strategic alternatives for non-core assets, if we determine to pursue them; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Non-GAAP Financial Measures This presentation contains information regarding our adjusted EBITDA (including calculated on a pro forma basis to show the effect of certain changes in our operations and strategic focus going forward) and adjusted gross profit, which are non GAAP financial measures. Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the segments, plus allocations to corporate and research and development costs. At a segment level, adjusted EBITDA is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest, tax, depreciation and amortization adjusted for items such as gains or losses on asset sales, mark to market ("MTM") pension adjustments, restructuring and spin costs, impairments, losses on debt extinguishment, costs related to financial consulting required under the U.S. Revolving Credit Facility and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets. This presentation also presents adjusted gross profit. We believe that adjusted gross profit by segment is useful to investors to help facilitate comparisons of the ongoing, operating performance by excluding expenses related to, among other things, activities related to the spin off, activities related to various restructuring activities we have undertaken, corporate overhead (such as SG&A expenses and research and development costs) and certain non-cash expenses such as intangible amortization and goodwill impairments. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. A registration statement was previously filed by the Company with the SEC and declared effective by the SEC on February 13, 2020 and a preliminary prospectus supplement will be filed by the Company on February 9, 2021. The offering will be made only by means of a prospectus. Copies of the preliminary prospectus supplement relating to these securities may be obtained when available without charge from the offices of B. Riley Securities, Inc., at 1300 North 17th Street, Suite 1300, Arlington, VA 22209 or by calling (703) 312-9580 or by emailing prospectuses@brileyfin.com.

Transaction Summary 1. Actual offering size may differ from the figures shown; offering size and pricing to be determined by negotiations between the Company and the underwriters. B A B CO CK & W I L C O X E N T E R PR I S E S , I N C. 3 © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. Issuer Babcock & Wilcox Enterprises, Inc. (NYSE: BW) Offering Size $100 million(1) base offering 100% Primary Option 15% for 30 days, 100% Primary Use of Proceeds The Issuer anticipates using the net proceeds from this offering for the repayment of revolving credit loans or other indebtedness, and to support its clean energy growth initiatives. Expected Pricing February 9, 2021 after market close Lock-Up 90 days for the Issuer, executive officers and directors Book-Running Managers B. Riley Securities, D.A. Davidson & Co., Janney Montgomery Scott Co-Managers Lake Street, National Securities Corporation

Executive Summary


B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL

Strong Global Brand

Babcock & Wilcox has provided high-quality, innovative renewable, environmental and thermal technologies for critical power generation and industrial applications for more than 150 years.

Executing a Transformation

B&W is executing a robust growth strategy after:

- Recovering from losses related to several expanded-scope projects, returning to its core technology and delivery model
- Implementing $127 million in cost savings initiatives, with another $11 million identified, and
- Extending its credit facility to June of 2022.

Positioned for Growth

B&W's transformation is gaining momentum, with new branding and a global expansion underway to pursue more than $5 billion in identified project opportunities in high-growth markets over the next three years.

Building Toward the Future

After achieving approximately $45 million in adjusted EBITDA in 2020, B&W is targeting[1]:

- 2021 adjusted EBITDA of $70-$80 million
- 2022 adjusted EBITDA of $95-$105 million

B&W is pursuing a further expansion of its clean energy portfolio through innovation and acquisition.

Advancing energy and environmental solutions that bring power and progress to our world

(1) The most comparable GAAP target information is not available without unreasonable effort

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

4

Next Generation B&W

B&W FOUNDATION DRIVES GROWTH STRATEGY

- Advanced Technologies
- Research & Innovation
- Global Brand Equity
- High-Growth End Markets
- Vast Installed Base

BABCOCK & WILCOX RENEWABLE

A Circular Economy

For our economy and future generations, we continually develop ecologically sound ways of recycling resources, like biomass and waste, to create clean, renewable baseload power while reducing greenhouse gas emissions.

BABCOCK & WILCOX ENVIRONMENTAL

The Clear Choice for Our Climate

As an industry leader in providing advanced air emissions control and energy recovery equipment and technologies, our engineered solutions are designed to reduce the environmental impact of industrial processes.

BABCOCK & WILCOX THERMAL

Efficient. Safe. Reliable.

From the initial patent for the water-tube safety boiler to the world's first supercritical boiler to technologies using the latest advanced steam cycles, our robust thermal energy designs deliver availability and long-term operation.

The next generation Babcock & Wilcox is providing innovative environmental and renewable solutions, generating recurring revenues from a broad thermal installed base and expanding globally

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 5

What We Do



RENEWABLE

Technologies for Renewable Power & Resource Recovery

Waste-to-energy and biomass-to-energy baseload power, chemical recovery boilers for pulp & paper, multi-fuel technology, Dynagrate® and vibrating combustion grates



ENVIRONMENTAL

Technologies for a Clean Environment

Emissions controls, ash handling systems for bottom and fly ash, submerged grind conveyors, wet, dry and hybrid cooling systems, carbon capture



THERMAL

Technologies for Efficient Steam Generation

Boilers, ancillary equipment and global aftermarket parts, service and upgrade offerings to effectively utilize a wide range of fuels for power or industrial applications

Delivering value to our customers through technology-driven products and services, with 1200 active patents worldwide
Continual product improvement and research and development to support future needs, including carbon capture

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
6

Installed & Proven Technologies

BABCOCK & WILCOX RENEWABLE

More than 500 waste-to-energy and biomass-to-energy units at more than 300 facilities in more than 30 countries, serving a wide range of utility, waste management, municipality and investment firm customers



Combined installed capacity of our WtE technology is more than 48 million tons of waste per year and more than 5 GW of electricity from our BtE technology



~90 pulp and paper recovery boiler units in North America; at nearly 50%, the largest installed base among OEMs



BABCOCK & WILCOX ENVIRONMENTAL

Key patented ADIOX® and MERCOX™ flue gas environmental technology installed in more than 120 plants



Large installed base of wet and dry scrubbers to meet environmental regulations and technologies to improve ESP performance at a wide range of utility and industrial installations



Nearly 2,000 cooling system units (7,000+ cells) across the globe



BABCOCK & WILCOX THERMAL

More than 5,000 industrial water-tube package boilers installed in a variety of facilities, including refining, petro-chemical, food processing, metals and mining composite and carbon fiber, carbon black and wood products



~110 GW of baseload power generation capacity through ~330 operating fossil fuel boiler units in the U.S.



~180 operating utility and industrial boiler units across 38 countries outside of North America (excluding waste-to-energy and biomass)



A vast global installation of B&W's core technologies at utility and industrial plants, renewable plants and pulp & paper facilities create a large growth opportunity for parts, services and retrofits

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
7

Company Profile

Babcock & Wilcox is a global leader in advanced environmental, renewable and thermal technologies and services for power and industrial applications.

Corporate Snapshot

Headquarters:	Akron OH, USA
Founded:	1867
Ownership:	Public (NYSE:BW)
2020 Revenue:	$566M
Employees:	~2,400

Consolidated



Industrial 38%
Power Generation 62%
Parts & Services 56%
Aftermarket & Upgrades 31%
New Build 13%
Europe 20%
Asia & Other 19%
North America 61%



B&W ENVIRONMENTAL 19%
B&W RENEWABLE 28%
B&W THERMAL 53%

B&W Renewable



Power Generation 50%
Industrial 50%
Parts & Services 72%
Aftermarket & Upgrades 24%
New Build 4%
Europe 49%
Asia & Other 11%
North America 40%

B&W Environmental



Industrial 48%
Power Generation 52%
Parts & Services 41%
Aftermarket & Upgrades 26%
New Build 33%
Asia & Other 34%
North America 38%
Europe 28%

B&W Thermal



Industrial 29%
Power Generation 71%
Parts & Services 52%
New Build 11%
Aftermarket & Upgrades 37%
Europe 2%
Asia & Other 19%
North America 79%

Note: All charts based on preliminary Full Year December 31, 2020 revenues, unless otherwise noted

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 8

Global Expansion

Global footprint and ongoing expansion positions B&W to leverage market trends around the world



2021-2023 Addressable Market
Europe
More than $7B
2021-2023 Addressable Market
Asia-Pacific
More than $8B
2021-2023 Addressable Market
Middle East & Africa
More than $4B
2021-2023 Addressable Market
Americas
More than $8B
Manufacturing
Service Facilities
Future Service Facilities
Construction
Sales/Support
Future Sales/Support
Sales Reps
Future Sales Reps
Total pipeline more than $5B over the next 3 years excluding parts & services



3-Year Pipeline
B&W RENEWABLE
$ MILLIONS
$398
$491
$803
$203
Americas
APAC
Europe
ME/A
B&W ENVIRONMENTAL
$ MILLIONS
$389
$294
$25
$307
Americas
APAC
Europe
ME/A
B&W THERMAL
$ MILLIONS
$1197
$382
$3
$533
Americas
APAC
Europe
ME/A

Target Revenue Split 2023



B&W ENVIRONMENTAL
20-25%
B&W THERMAL
35-45%
B&W RENEWABLE
30-40%

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

9

B&W’s Waste-to-Energy Technology Reduces Methane Emissions i Methane has 84 times the Global Warming Potential (GWP) of CO2 Annual additions to landfills in the U.S.ii produce emissions equivalent to 10 million cars Landfills in the U.S.iii emit more than 330 million tons of 20-year basis GWP each year, roughly equal to 70 million carsiv B&W’s state-of-the-art technology has been installed in more than 500 units in more than 30 countries, including: • The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida) One of the world’s largest waste treatment facilities in the world (Shenzhen East, China) • Waste-to-Energy (WTE) avoids landfilling while producing baseload clean energy WTE Technologies Boiler/steam generation island DynaGrate® combustion grate Fuel handling systems Emissions control equipment B&W is actively deploying technology today which curbs the global warming impact of methane i Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Group I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G.-K. Plattner, M. Tignor, S.K. Allen, J. Boschung, A. Nauels, Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf; 20-year basis ii EIA Biomass Explained: Waste-to-energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste-to-energy.php iii EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project-and-landfill-data-state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1) iv Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car B A B CO CK & W I L C O X E N T E R PR I S E S , I N C. 10 © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B&W's Carbon Capture Technologies are Ready for Commercial Demonstration

- B&W is at the forefront of developing CO_2 capturing technologies
- Multiple technologies ready for commercial demonstration
- 93 active patents related to carbon capture technology
- Positioned to provide critical solutions to meet global climate goals

B&W BABCOCK & WILCOX ENVIRONMENTAL

Oxy-Fuel Combustion

- Pilot-scale testing complete (30 MW_{th})
- 168 MW_e full-scale design ready



ASU
Boiler
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU

FUELS:
- Natural gas
- Solid fuels (biomass, coal)

RSAT™ Post-Combustion

- Post-combustion amine-based solvent process
- Pilot testing complete
- First solvent demonstrated at National Carbon Capture Center (NCCC) Southern Company's Plant Gaston
- Reference plant design ready



FUELS:
- Any combustion
- Gasification
- Industrial process that produces a flue gas stream with CO_2

Chemical Looping

- Jointly developed with The Ohio State University
- Pilot testing complete on both syngas and coal at 250 kW_{th} input
- Ready for scale-up to 4 x 2.5 MW_e



CDCL 250 kW_{th}

FUELS:
- Coal
- Pet coke
- Natural gas
- Any syngas

B&W has successfully tested three carbon capture technologies applicable to a wide range of fuels and processes

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
11

Financial Information B A B CO CK & W I L C O X E N T E R PR I S E S , I N C. 12 © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

Consolidated Financial Summary

($ in Millions)	Preliminary Twelve Months Ended December 31, 2020*	Twelve Months Ended December 31, 2019
Revenue	$ 566.3	$ 859.1
Adjusted Gross Profit	$ 173.6	$ 164.0
Adjusted Gross Profit Margin %	30.7%	19.1%
Operating Income (Loss)	$ (1.7)	$ (29.4)
Adjusted EBITDA	$ 45.1	$ 33.3
Adjusted EBITDA Margin %	8.0%	3.9%

Note: 2020 results include the recognition in Q3 2020 of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts; figures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures; COVID-19 adversely impacted all segments in 2020; Adjusted EBITDA for the three and twelve months ended December 31, 2020, excludes losses related to a non-strategic business that was previously included in Adjusted EBITDA and totals $1.4 million and $2.6 million, respectively.

**COVID-19 adversely impacted all segments in 2020;*
strategic actions in 2019 and 2020 provide the foundation for a strong 2021 and beyond

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 13

Pro Forma Capital Structure Pro Forma Stock Offering Adjustments(1) Pro Forma Notes Offering Adjustments(2) Pro Forma Debt Repayment / Conversion Adjustments(3) Preliminary As of Dec 31, 2020 Pro Forma Total(1)(2)(3) ($ in Millions) Revolving Credit Facility - Funded(4) Last-Out Term Loans(5) Senior Notes Payable 164.3 183.3 - - - - - - 75.0 (164.3) (35.0) 35.0 - 148.3 110.0 Unrestricted Cash(6) 57.3 94.5 71.8 (164.3) 59.3 Market Common Equity(7) Com m on Shares Outstanding (m m ) (8) $ 358.8 54.5 $ 100.0 15.2 - - - - $ 458.8 69.6 Unrestricted Cash(6) Revolving Credit Facility - Availability(9) 57.3 33.7 94.5 - 71.8 - (164.3) 108.1 59.3 141.8 LTM 12/31/2020 Adjusted EBITDA - Preliminary Estimate(11) 2021 Target Adjusted EBITDA Range(12) $ 45.1 $ 70.0 - $ 80.0 - - - - - - $ 45.1 $ 70.0 - $ 80.0 Net Leverage(13) Target Net Leverage Range(14) 2.4x 1.3x - 1.5x - - - - - - NA NA Net Leverage(15) Target Net Leverage Range(16) Note: Figures may not be clerically accurate due to rounding. 6.4x 3.6x - 4.1x - - (8) (9) (10) (11) - - 54,452,480 shares of common stock outstanding as of 12/31/2020. - - 4.4x 2.5x - 2.8x (1) Includes impact of proposed $100M BW common stock offering net of gross spread. Assumes shares issued at 2/5/2021 closing price of $6.59. Actual offering size, pricing, and fees incurred may differ materially from the figures shown; offering size and pricing to be determined by negotiations between the Company and the underwriters of the common stock offering. Includes impact of proposed $75M senior notes offering net of gross spread and offering expenses. Actual offering size, pricing, and fees incurred may differ materially Assumes reduction in availability of 75% of gross proceeds of senior notes offering. Unrestricted Cash plus Revolving Credit Facility Availability. See SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures. Full year 2020 preliminary results include the recognition in the third quarter of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts, as previously disclosed. Adjusted EBITDA for Full Year 2020 excludes losses related to a non-strategic business that was previously included in Adjusted EBITDA and totals $2.6 million Targeted range for Adjusted EBITDA in 2021 previously disclosed by BW management; the most comparable GAAP target information is not available without unreasonable effort Funded Revolving Credit Facility less unrestricted cash compared to Full Year 2020 Adjusted EBITDA - Preliminary Estimate. Funded Revolving Credit Facility less unrestricted cash compared to high and low ends of 2021 Target Adjusted EBITDA Range. Net Debt compared to Full Year 12/31/2020 Adjusted EBITDA - Preliminary Estimate. Net Debt compared to high and low ends of 2021 Target Adjusted EBITDA Range. (2) from the figures shown; offering size and pricing to be determined by negotiations between the Company and the underwriters of the senior notes offering. Includes impact of full repayment of existing Revolving Credit Facility and $35M of Term Loans exchanged for Senior Notes. Interest rate 7.47% (Base + LIBOR). Facility matures June 30, 2022. Interest payments deferred from 5/14/2020 to 8/31/2020; payable in 6 monthly installments starting (3) (4) (12) end of January 2021; B. Riley Financial, Inc. committed to provide $35 million of incremental last-out term loans through the maturity date, which will amortize the facility (13) through reductions in facility commitments over time. (14) (5) Interest rate 12.00%, no PIK. Matures December 30, 2022. Interest from 5/14/2020 to 12/31/2020 payable in BW shares using 15-Day VWAP ($2.2774/share) following (15) closing. Unrestricted Cash balance does not include Revolving Credit Facility availability. See "Liquidity" section in table above for more details on availability and total liquidity. $30 million minimum liquidity required. Reflects market capitalization on 2/5/2021 and pro forma adjustment for stock offering. (16) (6) (7) B A B CO CK & W I L C O X E N T E R PR I S E S , I N C. 14 © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. Total Debt Leverage: Revolver Leverage: Adjusted EBITDA: Total Liquidity(10) $ 91.0 $ 94.5 $ 71.8 $ (56.3) $ 201.0 Liquidity: Net Debt $ 290.3 $ (94.5) $ 3.3 - $ 199.1 Total Debt $ 347.6 - $ 75.0 $ (164.3) $ 258.3 Capitalization: Pro Forma Capital Structure 12/31/2020

Executive Summary


B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL

Strong Global Brand

Babcock & Wilcox has provided high-quality, innovative renewable, environmental and thermal technologies for critical power generation and industrial applications for more than 150 years.

Executing a Transformation

B&W is executing a robust growth strategy after:

- Recovering from losses related to several expanded-scope projects, returning to its core technology and delivery model
- Implementing $127 million in cost savings initiatives, with another $11 million identified, and
- Extending its credit facility to June of 2022.

Positioned for Growth

B&W's transformation is gaining momentum, with new branding and a global expansion underway to pursue more than $5 billion in identified project opportunities in high-growth markets over the next three years.

Building Toward the Future

After achieving approximately $45 million in adjusted EBITDA in 2020, B&W is targeting[1]:

- 2021 adjusted EBITDA of $70-$80 million
- 2022 adjusted EBITDA of $95-$105 million

B&W is pursuing a further expansion of its clean energy portfolio through innovation and acquisition.

Advancing energy and environmental solutions that bring power and progress to our world

(1) The most comparable GAAP target information is not available without unreasonable effort

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

15

Appendix B A B CO CK & W I L C O X E N T E R PR I S E S , I N C. 16 © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

Leadership Team



Chairman & Chief Executive Officer

Kenny Young



Chief Financial Officer

Lou Salamone



Chief Operating Officer

Jimmy Morgan



General Counsel

John Dziewisz



Human Resources

Jacqueline Opal



Corporate Development & Investor Relations

Megan Wilson

BABCOCK & WILCOX RENEWABLE

BABCOCK & WILCOX ENVIRONMENTAL

BABCOCK & WILCOX THERMAL

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

17

Key Market Drivers & Opportunities

- Global drive toward renewable and reusable energy sources
- Increasing global regulatory restrictions on landfilling benefit waste-to-energy
- New EU regulations require higher emissions standards
- An aging utility boiler installed base drives stable aftermarket in the U.S. while growth in international power generation continues
- Water scarcity and regulations drive need for custom cooling solutions
- Potential for carbon legislation benefits emergent carbon-capture technologies

B&W is positioned to capitalize on global trends driving the need for environmental and renewable solutions

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
18

Key Growth Strategies Grow by expanding sales, service and business development teams in key international regions to serve the broad renewable, environmental and thermal markets Meet the global need for carbon reduction with patented renewable waste-to-energy & biomass and carbon-capture solutions Leverage a vast installed base and stable U.S. market to drive aftermarket parts and service sales and generate strong cash flow Provide best-in-class environmental technologies to customers across a broad array of markets to meet growing environmental regulations Core growth strategies focused on driving innovative environmental and renewable technologies, growing aftermarket sales by leveraging the installed base, and expanding internationally in key regions B A B CO CK & W I L C O X E N T E R PR I S E S , I N C. 19 © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

Ongoing Transformation

Key strategic actions have returned the company to positive performance and positioned it for growth

	ACTION	ACHIEVED	ONGOING
November 2018	New Senior Management Team led by Kenny Young	✓	
April 2019	Settlement Negotiated for Remaining Loss Contracts; Additional Financing Obtained	✓	
May 2019	EPC Loss Contracts Turned Over to Customers (5 of 6 Turned Over; Turnover Not Applicable for Last Project Under Settlement Terms)	✓	
June 2019	Sale of Non-Strategic Asset (Loibl)	✓	
July 2019	Deleveraging Event: Rights Offering	✓	
July 2019	Deleveraging Event: Debt Conversion	✓	
May 2020	Extended Credit Facility for Two Years with Further Reductions Through End of 2020	✓	
August 2020	Strategic Organizational and Global Branding Initiative Launched	✓	✓
August 2020	Board Transition to Align with Market-Focused Initiatives Complete	✓	
Ongoing	Implementation of ~$127M in Cost Reductions Complete; Further $11 million identified	✓	✓
Ongoing	Pursuing Recoveries From Historical EPC Loss Projects; $9.1M Insurance Proceeds Received in Q3 2019; $26M Insurance Loss Recovery Recognized in Q3 2020, Proceeds Received October 2020; Pursuing Further Recoveries from Subcontractors		✓
Ongoing	Expanding Sales, Service and Business Development Teams Globally		✓
Ongoing	Preparing for 2022 Debt Refinance and Targeting 2021 adjusted EBITDA of $70-$80 million, 2022 adjusted EBITDA of $95-$105 million		✓

Focus on Strengths

- Focus on core products and services for environmental, renewable and thermal markets
- Increase emphasis on retrofit and aftermarket services
- Focus on quality, high margin projects rather than revenues
- Leverage a vast installed base and robust pipeline
- Return the renewable business to its historically profitable business model, providing core technologies and services, with no EPC scope
- Expand sales, service and business development teams internationally

Financial Credibility & Profitability

(1) Targets based on current visibility regarding COVID-19 impacts; it is not possible to fully predict the impacts of COVID-19

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Financial Reporting Segments

	Key End Markets	Product and Service Overview
B&W Babcock & Wilcox Renewable	Waste-to-Energy Biomass Pulp & Paper	Waste-to-energy and biomass technologies, aftermarket equipment upgrades, parts and service
B&W Babcock & Wilcox Environmental	Power Oil and Gas Pulp & Paper General Industry	Air emissions control and ash handling systems, cooling and energy recovery, aftermarket equipment upgrades, parts and service
B&W Babcock & Wilcox Thermal	Power Oil and Gas General Industry	Utility steam generation equipment, industrial boilers, boiler cleaning, aftermarket equipment upgrades, parts and service

Note: Financial performance reported under new segments starting with Q3 2020 results; segment results for prior periods have been restated for comparative purposes.

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Preliminary Adjusted EBITDA Reconciliation[4]

$ in Millions	Twelve months ended December 31, 2020	2019
Adjusted EBITDA [2][3]	45.1	33.3
Restructuring activities	(11.8)	(11.7)
Financial advisory services	(4.4)	(9.1)
Settlement cost to exit Vølund contract [1]	—	(6.6)
Advisory fees for settlement costs and liquidity planning	(6.4)	(11.8)
Litigation fees and settlement	(2.1)	(0.5)
Loss on business held for sale	(0.5)	—
Stock compensation	(4.6)	(3.4)
Interest on letters of credit included in cost of operations	(0.9)	—
Depreciation & amortization	(16.8)	(23.6)
Loss from a non-strategic business	(2.6)	—
Gain on asset disposals, net	3.3	3.9
Operating income (loss)	(1.7)	(29.4)
Interest expense, net	(60.2)	(94.0)
Loss on debt extinguishment	(6.2)	(4.0)
Loss on sale of business	(0.1)	(3.6)
Net pension benefit before MTM	28.8	14.0
MTM (loss) gain from benefit plans	(24.4)	8.8
Foreign exchange	58.8	(16.6)
Other – net	(1.1)	0.3
Income (loss) before income tax expense	$ (6.1)	$ (124.4)
Income tax expense	8.2	5.3
Income (loss) from continuing operations	**(14.3)**	**(129.7)**
Income from discontinued operations, net of tax	1.8	0.7
Net income (loss)	(12.5)	(129.0)
Net (income) loss attributable to non-controlling interest	—	7.1
Net income (loss) attributable to stockholders	$ (12.5)	$ (122.0)

Notes:

(1) In March 2019, we entered into a settlement in connection with an additional B&W Renewable waste-to-energy EPC contract, for which notice to proceed was not given and the contract was not started. The settlement eliminated our obligations to act, and our risk related to acting, as the prime EPC should the project have moved forward.

(2) Adjusted EBITDA for the three and twelve months ended December 31, 2020, excludes losses related to a non-strategic business that was previously included in Adjusted EBITDA and totals $1.4 million and $2.6 million, respectively.

(3) Adjusted EBITDA for the twelve months ended December 31, 2020, include the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed.

(4) Figures may not be clerically accurate due to rounding.

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Preliminary Gross Profit Reconciliation[4]

$ in Millions

	Twelve months ended December 31, 2020	Twelve months ended December 31, 2019
Adjusted gross profit [1][2][3]		
Operating income (loss)	$ (1.7)	$ (29.4)
Selling, general and administrative ("SG&A") expenses	141.4	150.6
Advisory fees and settlement costs	12.9	27.9
Intangible amortization expense	5.5	4.3
Restructuring activities	11.8	11.7
Research and development costs	4.4	2.9
Loss from a non-strategic business	2.6	—
Gain on asset disposals, net	(3.3)	(3.9)
Adjusted gross profit	$ 173.6	$ 164.0

Notes:

(1) Intangible amortization is not allocated to the segments' adjusted gross profit, but depreciation is allocated to the segments' adjusted gross profit.

(2) Adjusted gross profit for the three and twelve months ended December 31, 2020, excludes losses related to a non-strategic business that was previously included in Adjusted gross profit and totals $1.4 million and $2.6 million, respectively.

(3) Adjusted gross profit for the twelve months ended December 31, 2020, include the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed.

(4) Figures may not be clerically accurate due to rounding.

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Key Technologies B A B CO CK & W I L C O X E N T E R PR I S E S , I N C. 24 © 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

Products & Services Across Our Brands


B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL
New Build
Steam Generation Technologies
Natural Gas-fired Package Boilers
Boiler Auxiliaries
Combustion Grates
Construction
Emissions Control Solutions
Cooling Systems
Ash and Material Handling
Aftermarket
Operations & Maintenance
Field Service
Inspections
Parts
Retrofits/Upgrades
Construction

Providing "life of the plant" product and service applications across a broad array of power generation and industrial markets

Note: Gas-fired package boilers are used in coal-fired and renewable plants for start-up or auxiliary power

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B&W BABCOCK & WILCOX

Key Technologies: Steam Generation Technologies



Utility Boilers

High pressure, high efficiency, high capacity, low emissions

Fuel: Coal, oil, natural gas, multi-fuel



Waste-to-Energy Boilers

Reduces dependency on landfills and reduces methane gas emissions

Fuels: MSW, RDF



Natural Gas-Fired and Other Industrial Water-Tube Boilers

Bottom- or top-supported, shop- or field-assembled

Fuel: Natural gas, oil, CO, waste heat and gases



Biomass-Fired Boilers

Carbon-neutral technology

Fuels: Wood, wood waste, straw, sludge



Process Recovery Boilers

Single-drum, industry-standard unit for improved mill operation

Fuels: Black liquor

B&W BABCOCK & WILCOX RENEWABLE

B&W BABCOCK & WILCOX THERMAL

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Key Technologies: Renewable Combustion Grates

DynaGrate® Pivoting Combustion Grate

- Large installed base with diverse set of customers
- Grate design allows for high availability and long operational time, leading to reduced O&M cost
- High thermal efficiency and low emissions
- Fuel flexibility
- Factory assembled modules reduce field construction

BABCOCK & WILCOX RENEWABLE





A Market Leader with Differentiating Technology in Waste-to-Energy Solutions

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 27

Key Technologies: Emissions Controls

Emission	Technology Solution
Particulate Control	• Pulse Jet Fabric Filters (PJFF) / Baghouses • Wet and Dry Electrostatic Precipitators (ESPs) • Wet Particulate Scrubbers • Multiclone® Dust Collectors
NO_x Control	• Selective Catalytic and Non-catalytic Reduction (SCR/SNCR) • Low NO_x Burners and Combustion Systems
SO_2 / Acid Gas Control	• Wet or Seawater Flue Gas Desulfurization (FGD) Systems • Semi-dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers) • Wet ESPs • Dry Sorbent Injection (DSI)
SO_3 / Acid Mist Control	• Wet ESPs • Dry Sorbent Injection (DSI)
Mercury, Dioxins, Furans	• Powdered Activated Carbon Injection • Absorption Plus™, MercPlus™, Mitagent™ Additives
Wastewater Elimination	• Wastewater Evaporation System (WES) via Spray Drying • Air-Cooled Condensers


B&W
BABCOCK
& WILCOX
ENVIRONMENTAL

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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B&W

Key Technologies: Steam Generation & Environmental Solutions Across a Utility Plant

Steam Generator Technology

- Pulverizers
- Furnace
- Burners and ignitors
- Sootblowers
- Pressure parts
- Air heaters and air heating cleaning systems
- Bottom ash handling systems

Environmental Solutions

- Particulate control
- Nitrogen oxides (NO_x) removal
- Sulfur removal
- Mercury, dioxin and furan removal
- Fly ash handling systems
- Wastewater elimination



B&W BABCOCK & WILCOX THERMAL
SCR NOx Control Technologies
Boiler Pressure Parts
Boiler Cleaning Equipment
Burners
Pulverizers
Bottom Ash Handling
Boiler Auxiliary Components: Fans, Air Heaters, etc.
Dry Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling
Wet Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling
B&W BABCOCK & WILCOX ENVIRONMENTAL

B&W provides a comprehensive array of proprietary technology and experience to utility power generation customers

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

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Key Technologies: Steam Generation, Combustion Grates & Flue Gas Treatment Across a Waste-to-Energy Plant

- **Proven, proprietary DynaGrate®** combustion grate offers high reliability, maximizing waste throughput and MW output
- **Advanced NextBAT® technology** provides a thermal efficiency of 99% and 95-99% clean flue gas
- **NextBAT®** meets the EU BREF[1] requirements

(1) Best Available Technologies (BAT) Reference Document



On-line Boiler Washing System™
Inconel® cladded 1st and 2nd boiler pass
VoluMix™ zone in 1st pass
Water-cooled DynaGrate®
Baghouse filter
Conditioning tower
CUTNOX® in combination with SNCR
Combustion chamber wit Inconel® cladded walls



© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.
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Key Technologies: Submerged Grind Conveyor Ash Handling

Designed to meet current and future U.S. regulatory requirements for ash handling with:

- Lower equipment cost
- Lower installation cost
  - Utilize existing hoppers and gate valves
  - No modification to hopper
- Short outage required
- Short lead time
- Available redundancy under the boiler
- Lower O&M costs





An innovative solution to eliminate ash ponds

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Key Technologies: Clean Coal Solutions Ready for Deployment

Oxy-Fired Combustion

- Oxy-coal combustion technology
- "Near-zero" emissions
- 30 MW demonstration complete
- Full-scale design ready





RSAT™ *(Regenerable Solvent Absorption Technology)*

- Post-combustion technology
- Patented amine-based solvent process
- Pilot commissioning complete
- Installed base retrofit application





B&W BABCOCK & WILCOX ENVIRONMENTAL

Carbon Capture Technology for the 1000 GW of Global Coal Installed Base

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Chemical Looping Combustion (CLC) in Development



CDCL 250 kW_{th}

- Advanced process for clean power generation and CO_2 capture
- A flameless, oxy-combustion process using oxidation-reduction reactions to process fuel and produce energy for power generation
- Produces a concentrated CO_2 stream that can be captured, cleaned and compressed for use or permanent storage
- Lower cost, higher efficiency
- Working in collaboration with The Ohio State University

B&W BABCOCK & WILCOX ENVIRONMENTAL



Potential extension beyond power generation

Process can be modified to convert carbon-based fuels—coal, biomass and natural gas—to electricity, syngas, chemicals, liquid fuels or hydrogen

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

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Key Technologies: Cooling Systems

WET



Natural Draft/Hyperbolic

Fanless design provides low power, noise and maintenance, as well as long operating lifecycle



Mechanical Draft

Counterflow for cost-effective thermal performance; crossflow for low energy consumption and operating costs

MATERIAL OPTIONS:

WOOD | CONCRETE | FIBER-REINFORCED POLYMER (FRP)

DRY



Air-Cooled Condensers

Water preservation technology customized for high-performance, long-life, low noise, corrosion-resistant applications



Air Fin Coolers

Cost-effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise and space requirements



Optimization Services

Specialized services to maximize plant performance and minimize costs and maintenance

B&W BABCOCK & WILCOX ENVIRONMENTAL

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

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Key Technologies: Global Parts & Service

Upgrades & Retrofits

Maintaining/improving plant operation:
Projects for extending the life of power, process and environmental equipment

Replacement Parts

Supplying components for system reliability:
High-quality standard or custom-engineered pressure and non-pressure parts

Optimization Systems

Enhancing efficiency with proven technology:
Diagnostic, monitoring, tuning and control systems for combustion, cleaning and cooling equipment

Engineering Services

Evaluating options for improved performance:
Expert people, tools and processes to measure, model, design, deliver, train and project manage

Construction

Adding value through constructability:
Safe execution of new installation, retrofits, system maintenance/repair, plant modifications










© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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35

Key Technologies: Eos Energy Storage

October 2020 partnership with Eos Energy Storage, LLC to sell and service Eos' innovative, patented Eos Znyth® zinc battery solution for industrial and utility-scale energy storage adds a new clean energy technology capability to B&W's range of renewable energy solutions.

- B&W will market Eos' battery storage solutions globally
- B&W is exclusive preferred installer in U.S. and Canada
- Eos Znyth® zinc battery technology is:
  - Scalable
  - Modular
  - Low Cost
  - Durable
  - High Energy Efficiency
  - Safe
  - Non-flammable
  - Flexible
- Applications
  - Industrial
  - Commercial
  - Power Utilities

B&W BABCOCK & WILCOX RENEWABLE

eos


eos





Innovative Battery Storage System Solution

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

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r BWI BABCOCK & WILCOX NEW ABLE BWI BABCOCK & WILCOX IRONMENTAL r WBABCOCK B-& WILCOX ERMAL